Exhibit 99.1

Moolec Science, a Pioneer in Molecular Farming and

Food Ingredient Technology, to List on Nasdaq Through Business Combination with LightJump Acquisition Corp.

●	Moolec Science Ltd. (“Moolec”) and LightJump Acquisition Corp. (“LightJump”), a special purpose acquisition company, have entered into a definitive business combination agreement. The transaction sets Moolec’s proforma equity value at $504 million, assuming no redemptions from shareholders of LightJump. Upon closing, the combined company is expected to be listed on Nasdaq under the ticker symbol “MLEC”.

●	Moolec, a science-based food ingredient company, focuses on developing real animal proteins in plants using Molecular Farming, a scalable, affordable, and sustainable technology which is the production of animal proteins using plants as small factories. The company’s product portfolio and pipeline leverages the agronomic efficiency of broadly used target crops, like soybeans and peas. Moolec targets the fast-growing alternative proteins market trend.

●	Moolec holds a growing international patent portfolio for its Molecular Farming technology. Its first two products – plant-based dairy ingredient chymosin and nutritional oil GLA, both using safflower as a carrier crop - have achieved regulatory clearance and seed inventory scale-up activities were conducted in 2022, accelerating the development of soy and pea-based products designed to replace meat.

●	Moolec is backed by Nasdaq-listed Bioceres Crop Solutions Corp. (NASDAQ: BIOX), a fully integrated provider of crop productivity solutions enabling the transition to a carbon neutral agriculture; Theo I, a life sciences venture capital enterprise; and Union Group, a private equity management firm.

●	Moolec expects to become the first Molecular Farming FoodTech company to be listed on Nasdaq Exchange as a category creator of the alternative protein landscape focused on this technology. The transaction is expected to close in the second half of 2022.

United Kingdom – June 15, 2022 – Moolec Science Ltd. (“Moolec Science”, “Moolec”), a science-based food ingredient company; and LightJump Acquisition Corp. (Nasdaq: LJAQ; “LightJump”), a publicly traded special purpose acquisition company, announced today the entry into a definitive agreement for a business combination that would result in Moolec Science SA (the “Company”), a newly created affiliate of Moolec incorporated in Luxembourg, becoming a publicly listed company. Pursuant to the transactions contemplated by the business combination agreement, Moolec and LightJump will ultimately become wholly-owned subsidiaries of the Company (the “Combined Company”). The transaction is expected to be completed in the second half of 2022 and upon closing the Company is expected to be listed on Nasdaq under the ticker symbol “MLEC”.

Moolec is a Molecular Farming pioneer in the new food industry that uses plants to produce real animal proteins. Molecular Farming enables the synthesis of real animal proteins’ DNA in any seed crop, carefully selecting each protein for its ability to add value in terms of a targeted functionality trait such as clotting, taste, texture, or nutritional value. The resulting proteins can then be used as ingredients in consumer food products providing tastier, more functional, and affordable animal-free protein alternatives.

Molecular Farming is unique in its ability to capitalize on the scale that extensive agriculture entails to achieve affordability. It is also cost efficient because it leverages biology, using plants and their inputs – sun, water, and soil – as small factories for the production of animal proteins. The plants are grown through traditional farming practices that result in economies of scale through high productivity volume production.

The Company´s first two products are Chymosin SPC, a bovine protein expressed in safflower that has curdling applications in the cheese industry, and gamma-linoleic acid (GLA), a nutritional oil technology sourced from Bioceres Crop Solutions. Both products have been cleared by regulatory authorities and the Company is currently ramping up seed inventories. Upon completion of corner stone milestones in these two products, Moolec has accelerated product development efforts to widen its technology reach, by using the two crops that are most broadly used as protein alternatives – soy and peas – to develop actual meat proteins.

In addition, Moolec’s Molecular Farming platform has the potential to modify and enhance other plants using animal proteins, which could allow the Company to possibly consider other market opportunities. Such possible market opportunities include milk, egg, chicken and fish replacements, or other alternative biomaterials and cosmetics.

“Moolec Science is a category creator in the alternative protein landscape. Our Molecular Farming technology focuses on providing real animal proteins without using any animals, based on the genetic engineering of seeds to produce proteins the same way animals do,” said Gastón Paladini, Chief Executive Officer and Co-Founder. “As fourth generation of a family business that is one of the largest meat players in the Southern Cone, I have first-hand knowledge of the challenges faced by the industry. Moolec´s goal is to use science in food to overcome current global food security issues, building a more sustainable, resilient, and equitable food system.”

“LightJump Acquisition Corp. is excited to be partnering with Moolec Science, a FoodTech pioneer in Molecular Farming,” said Robert Bennett, Chief Executive Officer of LightJump Acquisition Corp. “We believe Moolec’s differentiated technology platform will be able to address the worldwide growing demand for animal proteins, while delivering them at a small fraction of the cost and environmental impact of existing approaches. We are committed to working alongside Moolec’s outstanding management team to support its expansion plans and its transition to becoming a Nasdaq-listed company.”

“Bioceres Crop Solutions’ mission is to develop and bring to market technologies that can help agriculture transition towards carbon neutrality. We want to do this while increasing productivity, so that protecting our planet does not come at a cost to farmers or consumers. In this quest, we have developed unique technologies for drought tolerance and biologically enhanced nutrition, protection, and health for several major crops. Now, this is only part of the answer. Preserving resources is also about doing more with what is currently being produced, and here is where molecular farming is very powerful. Moolec is leading this life sciences’ category by engineering soybeans and other crops to directly produce key animal proteins, getting us a step closer to where we need to be,” said Federico Trucco, Bioceres Crop Solutions’ CEO.

Transaction Overview

The Moolec Science LightJump Acquisition Corp. business combination sets the Company’s proforma equity value at $504 million. As a result of the transaction, the Combined Company is expected to be funded with $138 million cash held in LightJump’s trust account, assuming no LightJump shareholders exercise their redemption rights at closing and before payment of transaction expenses. In addition, LightJump has entered into a backstop agreement with entities affiliated with Moolec to guarantee a minimum of $10 million at closing.

Under the terms of the proposed transaction: (i) the current shareholders of Moolec will contribute all of their shares of Moolec to the Company in exchange for ordinary shares of the Company and (ii) LightJump will merge with a newly formed wholly owned subsidiary of the Company and LightJump’s ordinary shares and warrants will be exchanged for ordinary shares and warrants of the Company. This will result in Moolec and LightJump being wholly owned subsidiaries of the Company.

Cash proceeds raised in connection with the transaction will primarily be used to accelerate the commercialization of late-stage products, Chymosin and GLA; expansion of R&D & Regulatory Approval efforts for the existing product pipeline; funding for team expansion and general corporate expenses; and organic & inorganic growth opportunities.

The boards of directors of LightJump and Moolec have approved the proposed transaction. Completion of the proposed transaction is subject to shareholder approval of LightJump and other customary closing conditions, including a registration statement being declared effective by the U.S. Securities and Exchange Commission (the “SEC”). The transaction is expected to be completed in the second half of 2022.

On June 8, 2022, LightJump Acquisition Corp. filed with the SEC a preliminary proxy statement in connection with a proposal to extend the date by which LightJump must consummate a business combination.

Additional information about the proposed transaction, including a copy of the business combination agreement and investor presentation, will be provided in a Current Report on Form 8-K to be filed by LightJump Acquisition Corp. with the SEC and available at www.sec.gov. In addition, LightJump intends to file a proxy statement/registration statement which will form part of the Form F-4 to be filed by the Company with the SEC (the “Form F-4”) and will file other documents regarding the proposed transaction with the SEC.

Advisors

EarlyBird Capital, a boutique investment bank, acted as financial advisor to LightJump. Linklaters LLP acted as legal counsel to Moolec, and K&L Gates LLP acted as legal counsel to LightJump in the transaction.

Investor Conference Call Information

Moolec Science and LightJump Acquisition Corp. will host a joint investor conference call to discuss the proposed transaction today, June 15, 2022 at 8:30 am ET. To listen to the prepared remarks via webcast, please visit www.lightjumpcap.com/investor-conference-call-video. A replay of the call will be available at the same link as well as on LightJump Acquisition Corp.’s website at www.lightjumpcap.com through September 30, 2022, at 11:59 pm ET.

About LightJump Acquisition Corp.

LightJump is a Delaware blank check company incorporated on July 28, 2020 formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more target businesses. For more information, visit www.lightjumpcap.com/lightjump-acquisition-corp.

About Moolec Science

Moolec is a science-based ingredient company focused on producing real animal proteins in plants through Molecular Farming, a disruptive technology in the alternative protein landscape. Its purpose is to upgrade taste, nutrition, and affordability of alternative protein products while building a more sustainable and equitable food system. The company’s technological approach aims to have the cost structure of plant-based solutions with the organoleptic properties and functionality of animal-based ones. Moolec’s technology has been under development for more than a decade and is known for pioneering the production of a bovine protein in a crop for the food industry. Moolec is run by a diverse team of Ph.Ds and Food Insiders, and operates in the United States, Europe, and South America. For more information, visit www.moolecscience.com.

Forward Looking Statements

This press release contains “forward-looking statements.” Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. For example, statements concerning the following include forward looking statements: the growth of Moolec’s business and its ability to realize expected results; the business model of Moolec relating to any partnerships, commercial contracts, regulatory approvals or patent filings; the viability of its growth and commercial strategy; financial projections; the success, cost and timing of its product development abilities; the advantages and potential of Moolec’s technology and products, including in comparison to competing technologies and products; trends and developments in the industry; the addressable market; the contemplated transaction among Moolec and LightJump; Moolec’s addressable market; and the potential effects of the business combination among Moolec and LightJump. Such forward-looking statements with respect to performance, prospects, revenues, and other aspects of the business of Moolec or LightJump are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Although we believe that we have a reasonable basis for each forward-looking statement contained in this press release, we caution you that these statements are based on a combination of facts and factors, about which we cannot be certain. These factors include, but are not limited to: (1) the inability to complete the transactions contemplated by the proposed business combination, resulting in the Combined Company with the expectation to be listed on Nasdaq; (2) the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, and the ability of the combined business to grow and manage growth profitably; (3) the inability to successfully retain or recruits officers, key employees, or directors following the proposed business combination; (4) effects on LightJump’s public securities’ liquidity and trading; (5) the market’s reaction to the proposed business combination; (6) the lack of a market for LightJump’s securities; (7) Moolec’s and LightJump’s financial performance following the proposed business combination; (8) costs related to the proposed business combination; (9) changes in applicable laws or regulations; (10) the possibility that LightJump or Moolec may be adversely affected by other economic, business, and/or competitive factors; (11) the risk that Moolec is unable to successfully develop and commercialize Moolec’s products or services or experience significant delays; (12) the risk of product liability or regulatory lawsuits relating to Moolec’s products and services; (13) the risk that Moolec is unable to secure or protect its intellectual property; (14) the ability to maintain the listing of LightJump’s securities on Nasdaq and (15) the ability for the Company’s securities to be approved for listing on Nasdaq or if approved, maintain the listing. The foregoing list of factors is not complete or exhaustive. You should carefully consider the foregoing factors as well as other risks and uncertainties described in the “Risk Factors” section of LightJump’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and in the final prospectus of LightJump related to its initial public offering filed with the SEC. You should also carefully consider the other risks and uncertainties indicated from time to time in documents filed or to be filed with the SEC by LightJump and the Form F-4 and proxy statement to be filed with the SEC by the Company and LightJump. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Accordingly, you should not put undue reliance on these statements.

Important Additional Information Regarding the Transaction Will Be Filed With the SEC

In connection with the proposed transaction, the Company is expected to file a registration statement on Form F-4 with the SEC that will include a prospectus with respect to the Company’s securities to be issued in connection with the proposed transaction and a proxy statement with respect to the shareholder meeting of LightJump Acquisition Corp. to vote on the proposed transaction. Shareholders of LightJump Acquisition Corp. and other interested persons are encouraged to read, when available, the Form F-4, including the preliminary proxy statement/prospectus and amendments thereto and the definitive proxy statement/prospectus and documents incorporated by reference therein as well as other documents to be filed with the SEC in connection with the proposed transaction because these documents will contain important information about LightJump Acquisition Corp., Moolec Science, and the proposed transaction. After the registration statement is declared effective, the definitive proxy statement/prospectus to be included in the registration statement will be mailed to shareholders of LightJump Acquisition Corp. as of a record date to be established for voting on the proposed transaction. Once available, shareholders of LightJump Acquisition Corp. will also be able to obtain a copy of the F-4, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: 101 Natoma St., 2F, San Francisco, CA 94105. The preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the SEC’s website www.sec.gov.

Participants in the Solicitation

The Company and Moolec Science and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the potential transaction described in this communication under the rules of the SEC. Information about the directors and executive officers of LightJump Acquisition Corp. and their ownership is set forth in LightJump Acquisition Corp. ’s filings with the SEC, including its Form 10-K for the year ended December 31, 2020 and subsequent filings under section 16 of the Exchange Act or on Form 10-Q. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of LightJump Acquisition Corp.’s shareholders in connection with the potential transaction will be set forth in the registration statement containing the preliminary proxy statement/prospectus when those are filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov or by directing a request to: 101 Natoma St., 2F, San Francisco, CA 94105.

No Offer or Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and does not constitute an offer to sell or a solicitation of an offer to buy any securities of Company or Moolec Science, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Moolec Science Media Contacts

●	Catalina Jones

comms@moolecscience.com

●	Edmond Lococo

MoolecPR@icrinc.com

Moolec Science and LightJump Acquisition Corp. Investor Contact:

●	Michael Bowen, ICR, LLC

MoolecIR@icrinc.com